UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 22, 2005

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================

ITEM 8.01.  Other Events

In furtherance of the previously announced initiative to explore strategic alternatives to improve shareholder value, Unifi, Inc. (the "Company") has engaged Lehman Brothers to provide financial advisory services to the Company in evaluating the Company's current business model and identifying and evaluating the strategic and financial alternatives for the Company.

The Company does not expect to update its progress or disclose developments with respect to the exploration of strategic alternatives unless the Board of Directors has approved a definitive transaction. There can be no assurance that the exploration of strategic alternatives will result in any transaction.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIFI, INC.

                                                    By:           /s/ CHARLES F. MCCOY
                                                                     Charles F. McCoy
                                                                     Vice President, Secretary and General Counsel

Dated:  November 23, 2005